Shareholders' Capital	12 Months Ended
Dec. 31, 2023
Disclosure of classes of share capital [abstract]
Shareholders' Capital

NOTE 16. SHAREHOLDERS’ CAPITAL

(a) Authorized	–	unlimited number of voting common shares
	–	unlimited number of preferred shares, issuable in series, limited to an amount equal to one half of the issued and outstanding common shares

(b) Issued

Common shares	Number	Amount
Balance, December 31, 2021	13,304,425	$2,281,444
Share repurchase	(130,395)	(10,010)
Settlement of Executive PSUs	263,900	14,083
Share options exercised	120,595	14,016
Balance, December 31, 2022	13,558,525	$2,299,533
Settlement of PSUs and RSUs	230,336	19,206
Issue of shares on business acquisition (Note 4)	947,807	$75,588
Share repurchases	(412,623)	(29,955)
Redemption of non-management directors share units	12,494	757
Balance, December 31, 2023	14,336,539	$2,365,129

(c) Normal Course Issuer Bid

In 2023, the Toronto Stock Exchange (TSX) approved Precision’s application to renew its Normal Course Issuer Bid (NCIB). Under the terms of the NCIB, Precision may purchase and cancel up to a maximum of 1,326,321 common shares, representing 10% of the public float of common shares as of September 5, 2023. Purchases under the NCIB were made through the facilities of the TSX, the New York Stock Exchange and various other designated exchanges in accordance with applicable regulatory requirements at a price per common share representative of the market price at the time of acquisition. The NCIB will terminate no later than September 18, 2024.

For the year ended December 31, 2023, Precision repurchased and cancelled a total of 412,623 (2022 – 130,395) common shares for $30 million (2022 – $10 million). Subsequent to December 31, 2023, Precision repurchased and cancelled 123,100 common shares for $10 million.